SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2016

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3524 Airport Road

Maiden, North Carolina 28650

(Address of Principal Executive Offices)

(Zip Code)

(828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.01	Changes in Registrant’s Certifying Accountant

The Audit Committee (the “Audit Committee”) of the Board of Directors of Air T, Inc. (the “Company”) has completed a competitive process to assess the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017 in which several firms were invited to submit proposals. As a result of this process and following careful deliberation, on November 28, 2016, the Audit Committee dismissed Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm, effective as of that same date.

Dixon Hughes Goodman, LLP’s reports on the Company’s consolidated financial statements for the fiscal years ended March 31, 2016 and March 31, 2015 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period through November 28, 2016, there were:

(i)	no disagreements with Dixon Hughes Goodman LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dixon Hughes Goodman LLP, would have caused Dixon Hughes Goodman LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and

(ii)	no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) of the U.S. Securities and Exchange Commission (the “SEC”).

The Company has provided Dixon Hughes Goodman LLP with a copy of this Form 8-K prior to its filing with the SEC and requested Dixon Hughes Goodman LLP to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of Dixon Hughes Goodman LLP’s letter dated December 2, 2016 is attached as Exhibit 16.1 to this Form 8-K.

On November 28, 2016, the Audit Committee approved appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017. BDO USA, LLP accepted appointment as the Company’s independent registered public accounting firm for the year ending March 31, 2017 on December 2, 2016. During the Company’s two most recent fiscal years and the subsequent interim period preceding BDO USA, LLP’s appointment, neither the Company nor anyone on its behalf consulted BDO USA, LLP regarding either:

(i)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

16.1	Letter of Dixon Hughes Goodman LLP dated December 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey,
Vice President-Finance, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter of Dixon Hughes Goodman LLP dated December 2, 2016

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